                                                                    Exhibit 10.1

WHEN RECORDED, PLEASE RETURN TO:

David E. Gee, Esq.
Parr Waddoups Brown Gee & Loveless
185 South State Street, Suite 1300
Salt Lake City, Utah  84111


                              MEMORANDUM OF LEASE


          THIS MEMORANDUM OF LEASE (the "Memorandum") is entered into as of the 24th day of August, 1998, between BOYER FOOTHILL ASSOCIATES, LTD. ("Landlord") and MYRIAD GENETICS, INC. ("Tenant").

                                  WITNESSETH:

          1.   Agreement of Lease.  Pursuant to a Lease Agreement dated as of
               ------------------
October 1, 1995, as amended (the "Lease Agreement"), Landlord leased to Tenant real property described on Exhibit "A" attached to this Memorandum (the "Property"), for an initial term of ten (10) years. Subject to the terms and conditions set forth in the Lease, the term of the Lease may be extended for two
(2) additional periods of five (5) years each. The provisions set forth in the Lease Agreement are hereby incorporated herein by this reference. For more information, the parties to the Lease may be contacted at the following addresses:

          LANDLORD:Boyer Foothill Associates, Ltd.
                         127 South 500 East, Suite 100
                         Salt Lake City, Utah 84102

          TENANT:        Myriad Genetics, Inc.
                         320 Wakara Way
                         Salt Lake City, Utah 84108


          2.   Right of First Refusal.   Pursuant to the Lease Agreement,
               ----------------------
Landlord has granted to Tenant a right of first refusal to purchase the building located on the Property upon terms and conditions set forth in the Lease Agreement.

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          3.   Lease Agreement Controls.  In the event of any conflict between
               ------------------------
the provisions of the Lease Agreement and the provisions of this Memorandum, the provisions of the Lease Agreement shall control.

          4.   Miscellaneous.  This Memorandum shall inure to the benefit of and
               -------------
be binding upon the parties hereto and their respective successors, assigns and legal representatives. This Memorandum shall be construed and interpreted in accordance with the laws of the State of Utah.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum on the date first set forth above.

                              "LANDLORD"

                                   BOYER FOOTHILL ASSOCIATES, LTD., a Utah
                                   limited partnership, by its general partner

                                          THE BOYER COMPANY, L.C., a Utah
                                          limited liability


                                          By /s/ Kem C. Gardner
                                             -----------------------------------
                                              Kem C. Gardner
                                              Its President and Manager


                              "TENANT"

                                    MYRIAD GENETICS, INC.


                                    By /s/ Jay M. Moyes
                                       -----------------------------------------
                                    Its Chief Financial Officer
                                        ----------------------------------------

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

STATE OF UTAH                 )
                              :  ss.
COUNTY OF SALT LAKE           )

          On the 20th day of August, 1998, personally appeared before me Kem C. Gardner, who is the President and Manager of The Boyer Company, L.C., which is the general partner of Boyer Foothill Associates, Ltd.


                                       /s/ De Niese D. Balli
                                     -------------------------------------------
                                     NOTARY PUBLIC
                                     Residing at: Salt Lake County, Utah
                                     My Commission Expires: 4-28-01


STATE OF UTAH                 )
                              :  ss.
COUNTY OF SALT LAKE           )

          On the 24th day of August, 1998, personally appeared before me Jay M. Moyes, who is the Chief Financial Officer of Myriad Genetics, Inc.


                                       /s/ Diana Raitt
                                     -------------------------------------------
                                     NOTARY PUBLIC
                                     Residing at: Salt Lake County, Utah
                                     My Commission Expires:

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                                  EXHIBIT "A"

                                       TO

                              MEMORANDUM OF LEASE


The Premises described in the foregoing instrument is located in the County of Salt Lake, State of Utah, more particularly described as follows:


     Beginning at a point which is North 82 degrees 17'08" West 53.33 feet from a Salt Lake City Monument in the intersection of Wakara Way (2235 East) and Colorow Drive (2410 East) using as a basis of bearing the Salt Lake City Monument in the intersection of Tabby Lane (2330 East) and Colorow Drive (2410 East) which bearing is South 35 degrees 21'39" East, which beginning point is on the right-of-way corner of Wakara Way and is also North 42 degrees 32'38" West 3908.91 feet and North 82 degrees 17'08" West 53.33 feet from the Southeast corner of Section 3, Township 1 South, Range 1 East, Salt Lake Base & Meridian; thence along said right-of-way South 45 degrees 45'00" West 73.93 feet; thence North 44 degrees 15'00" West 165.39 feet; thence South 45 degrees 45'00" West 61.19 feet; thence South 0 degrees 45'00" West 143.01 feet; thence South 44 degrees 15'00" East 64.26 feet to a point on Wakara Way right-of-way line; thence along said right-of-way line South 45 degrees 45'00" West 379.97 feet; thence North 87 degrees 37'30" West 23.69 feet, which point is on a 2014.10 foot radius curve with the radius bearing South 49 degrees 59'47" West; thence Northerly 242.31 feet along the arc of said curve to the point of beginning as stated in the Northwest Pipeline description dated August 1978; thence along said pipeline description North 45 degrees 45'00" East 667.00 feet; thence South 44 degrees 15'00" East 70.99 feet; thence South 45 degrees 45'00" West 21.15 feet; thence South 44 degrees 15'00" East 171.77 feet; thence South 45 degrees 45'00" West 16.74 feet; thence South 44 degrees 13'33" East 16.63 feet to the point of beginning. Containing 3.37 acres.


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